Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Verbena Pharmaceuticals, Inc. (the "Company") on Form 10-Q for the fiscal quarter ended September 30, 2008 (the “Report”), I, Robert Schneiderman , President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company’s financial position and results of operations.

July 31, 2009
/s/ Robert Schneiderman

Robert Schneiderman Principal Executive Officer and Principal Financial Officer